SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 26, 1996
(Date of earliest event reported)

Commission File No. 33-68032



                  The Prudential Home Mortgage Securities Company, Inc.


        Delaware                                     43-1490160
(State of Incorporation)                  (I.R.S. Employer Identification No.)


5325 Spectrum Drive, Frederick, Maryland               21701
(Address of principal executive offices)             (Zip Code)


                                 (301) 846-8199
              (Registrant's Telephone Number, including area code)





             (Former name, former address and former fiscal year, if
                           changed since last report)



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ITEM 5.  Other Events

                  On April 26, 1996, The Prudential Home Mortgage Securities Company, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1992-21, Class A-11 (the "Offered Certificates"). The Offered Certificates, together with the other Subclasses of Class A Certificates (designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-R Certificates), the Class M Certificates and the Class B Certificates were originally issued on July 22, 1992 pursuant to a Pooling and Servicing Agreement, dated as of July 22, 1992, as amended by Amendment No. 1 dated as of March 1, 1993 (collectively, the "Pooling and Servicing Agreement"), among the Registrant, The Prudential Home Mortgage Company, Inc., as servicer (the "Servicer" or "PHMC"), and First Trust National Association, as trustee (the "Trustee"). The Pooling and Servicing Agreement was amended by Amendment No. 2 dated as of April 26, 1996 (the "Amendment"), a copy of which Amendment is filed as an exhibit hereto. The primary purpose of the Amendment was to remove certain transfer restrictions on the Offered Certificates and to change the minimum denominations in which such Offered Certificates could be issued.

                  Interest on the Offered Certificates is distributed on each Distribution Date (as defined in the Pooling and Servicing Agreement). The initial principal balance of the Offered Certificates was $1,000.00. Distributions of interest on any Distribution Date are made to the extent that the Pool Distribution Amount (as defined in the Pooling and Servicing Agreement) is sufficient therefor.



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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.               Description

   (4) Amendment No. 2 to the Pooling and Servicing Agreement dated as of April 26, 1996, among The Prudential Home Mortgage Securities Company, Inc., The Prudential Home Mortgage Company, Inc., and First Trust National Association, as trustee.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE PRUDENTIAL HOME MORTGAGE
                                       SECURITIES COMPANY, INC.

April 26, 1996
                                  By:     /s/ M. Kathryn Gray
                                        ----------------------
                                        Name:    M. Kathryn Gray
                                        Title:   Vice President


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                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.     Description                                      Electronic (E)


   (4)          Amendment No. 2 to the                                E
                Pooling and Servicing  Agreement dated as of
                April 26,  1996  among The  Prudential  Home
                Mortgage  Securities   Company,   Inc.,  The
                Prudential Home Mortgage Company,  Inc., and
                First   Trust   National   Association,   as
                trustee.



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